NASDAQ:FWRD www.ForwardAirCorp.com Investor Presentation

Today’s presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements, which include statements regarding our competitive advantages, synergies, and scalable platform, and future technology investments are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission. To supplement the financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), we have included the following non- GAAP financial information in this presentation: adjusted EBITDA, adjusted EBITDA margin, adjusted operating margin and adjusted EPS. The reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP can be found in the Appendix to this presentation. Because these non-GAAP financial measures exclude certain items as described herein, they may not be indicative of the results that the Company expects to recognize for future periods. As a result, these non-GAAP financial measures should be considered in addition to, and not a substitute for, financial information prepared in accordance with GAAP. 2 Forward Looking Statements Disclosure

3 Asset-Light Freight & Logistics Company EXPEDITED LTL • Comprehensive national network • Provides expedited regional, inter-regional and national LTL services • Offers local pick-up and delivery, warehousing and other services • Terminal network located at or near airports in the US and Canada TRUCKLOAD PREMIUM SERVICES • Expedited Truckload brokerage • Dedicated fleet services • Maximum security and temperature- controlled logistics services • Long-haul, regional and local services INTERMODAL • High value intermodal container drayage • Warehousing and other value-added services • Regional linehaul • Growing footprint POOL DISTRIBUTION • Customized consolidation, final-mile handling and distribution of time-sensitive products • DC bypass, flow through, direct to store and reverse logistics services • 28 terminal network

4 Key Attributes  Deliver premium solutions: expedited, time-definite, service-sensitive  Most comprehensive provider of wholesale transportation services in North America, serving Freight Forwarders, Airlines, 3PLs, etc.  Operate an asset-light model utilizing independent owner-operators  Provide our customers with safe, superior service  Expanding into new areas organically and through acquisitions  Leading technology lowers operating cost & improves customer service  Superior service & operating flexibility regardless of economic cycle

0 200 400 600 800 1,000 1,200 2010 2011 2012 2013 2014 2015* 2016 2017 $ m ill io n s ( n o n -GA A P ) Consolidated Revenue 5 Revenue Growth  12% annual revenue growth since 2010  Organic as well as acquisitive growth  Expanded existing services and introduced new offerings (e.g., Intermodal) *Adjusted to exclude Towne integration & deal costs (2015)

0 20 40 60 80 100 120 2010 2011 2012 2013 2014 2015* 2016* 2017 $ m ill io n s (n o n -GA A P ) Consolidated Operating Income 6 Operating Income Growth  11% annual EBIT growth since 2010  Organic as well as acquisitive growth  Expedited LTL key contributor; Intermodal growing rapidly *Adjusted to exclude Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and TQI impairment charge (2016)

7 Addressable Market Business Unit 2017 Revenue TAM TAM Comments Expedited LTL 620 3,500 $1,500 traditional airport-to-airport + $2,000 3PL Truckload Premium Services 179 3,000 $1,500 expedited + $1,500 medical+refrigerated Intermodal 149 7,000 Midwest + SE region Pool Distribution 164 4,000 $1,500 retail + $2,500 other verticals Intercompany Eliminations (11) Total 1,101 17,500 6% of estimated total addressable market ($ millions)  Currently serve 6% of total addressable market  Significant opportunity for future growth Source: Studies performed by Tompkins International and SJ Consulting

8 Revenue & Operating Income Mix LTL 56% TLS 16% Pool 15% IM 13% Revenue: 2017 LTL 79% TLS 4% Pool 6% IM 11% Operating Income: 2017

9 Expedited LTL Highlights • Nationwide time-definite service, serving 8,100 lane segments and 90 cities each business day • Pick-up and delivery by zip code and/or zone covering 96% of continental US zip codes • Offer a variety of freight management services (warehousing, dedicated final mile, etc.) Expedited LTL 2017 Revenue $ 620 M Operating Income $ 88 M EBITDA $ 108 M Lbs per Week 49.5 M Shipments per Week 79.5 K Lbs per Shipment 623 Lbs Owner-Operators 945 Trailers 4,008

10 Expedited LTL Network

11 Truckload Premium Services Highlights • High level of service allows for premium rate per mile • Competitive advantage having dedicated owner-operator capacity • Quality third party transportation providers allow for flexible capacity • Beneficial synergies through cross-utilization with Expedited LTL fleet Truckload Premium Services 2017 Revenue $ 179 M Operating Income $ 4 M EBITDA $ 10 M Total Miles 96.6 M Qualified 3rd arty Carriers 4,848 Dedicated Owner-Operators 293 Company Tractors 82 Trailers 1,427

12 Intermodal Highlights • Branded as CST (Central States Trucking) • 20 terminals serving Midwest, Southeast and Southwest regions • Service partnership with 20 of the top 100 importers • Scalable platform for future growth Intermodal 2017 Revenue $ 149 M Operating Income $ 13 M EBITDA $ 19 M Owner-Operators 621 Company Tractors 141 Chassis & Trailers 263

13 Intermodal Network

14 Pool Distribution Highlights • Branded as Forward Air Solutions • Terminal and service locations in 28 states • Leverages core competencies of Expedited LTL business • Current customer base is primarily specialty retail; pursuing customers in other verticals Pool Distribution 2017 Revenue $ 164 M Operating Income $ 6 M EBITDA $ 13 M Owner-Operators 236 Company Straight Trucks 225 Company Tractors 102

15 Pool Distribution Network

16 Technology • Advanced technology is a cornerstone of every Forward Air business operation • Our technology priorities include: ‒ End-to-end customer visibility to every shipment we handle in every business unit ‒ Secure real-time transactions with customers and service providers using APIs and EDI ‒ Web-based technologies and mobile applications for customers, drivers and service providers • Forward Air is committed to making long-term, on-going investments in technology to provide high level service and security

Financial Overview

18 Financial Overview • Goal to deliver superior returns to shareholders through profitable organic growth and disciplined acquisitions • Commitment to return capital to shareholders through dividends and share repurchases *Adjusted to exclude Towne integration & deal costs (2015) †Adjusted to exclude Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and TQI impairment charge (2016) ‡Reported EPS of $2.89 less $0.53 impact from Tax Cut and Jobs Act (2017) ꬹROIC is calculated as Non Operating Profit After Tax (adjusted for the amortization of intangibles) divided by Operating Invested Capital 2017 2016 2015 Gross Revenue * $ 1,101 M $ 983 M $ 959 M Adjusted Operating Income † $ 109 M $ 102 M $ 106 M Adjusted Operating Margin † 9.9% 10.4% 11.1% Adjusted EPS ‡ $ 2.36 $ 2.08 $ 2.07 Adjusted EBITDA† $ 150 M $ 141 M $ 143 M Adjusted EBITDA Margin† 13.6% 14.3% 14.9% Capital to Shareholders $ 67 M $ 56 M $ 35 M Debt / Adjusted EBITDA † 0.3 x 0.2 x 0.6 x ROIC (w/o Goodwill & Intang.) ꬹ 26.2% 24.5% 25.6% ROIC (w/Goodwill & Intang.)ꬹ 13.4% 12.2% 11.9%

19 Revenue & Earnings History Revenue (CAGR = 12%) EBITDA (CAGR = 11%) EPS (CAGR = 12%) *Adjusted to exclude CST acquisition costs (2014), Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and impairment charge (2016) ‡Reported EPS of $2.89 less $0.53 impact from Tax Cut and Jobs Act (2017) $484 $536 $584 $653 $781 $959 $983 $1,101 $0 $200 $400 $600 $800 $1,000 $1,200 10 11 12 13 14 15 16 17 * $74 $98 $105 $108 $128 $143 $141 $151 $0 $20 $40 $60 $80 $100 $120 $140 $160 0 1 2 3 4 15 16 17 * * * $1.10 $1.60 $1.78 $1.77 $1.98 $2.07 $2.08 $2.36 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 10 11 12 13 14 15 16 17 * * * ‡

20 Strong Cash Flow Generation $14 $20 $20 $34 $38 $39 $40 $36 $54 $77 $69 $91 $92 $86 $130 $103 $0 $20 $40 $60 $80 $100 $120 $140 2010 2011 2012 2013 2014 2015 2016 2017 ($ in mi llio ns ) Net Capex Cash Flow From Operations

21 Value Proposition  Sustainable Revenue Growth  Flexible Asset-Light Model  Solid Capital Returns  Proven Operating Leverage  Strong Balance Sheet

Appendix

Forward Air CORPORATION

# GAAP vs. Non GAAP Reconciliation

| GAAP Revenue Reconciliation | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 | 2015 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Revenue | 1,100.8 | 1,100.8 | 306.1 | 280.2 | 267.5 | 247.0 | 982.5 | 264.8 | 249.6 | 238.6 | 229.5 | 959.1 | 781.0 |
| Towne Integration | - | - | - | - | - | - | - | - | - | - | - | 0.6 | - |
| **Non GAAP Revenue** | **1,100.8** | **1,100.8** | **306.1** | **280.2** | **267.5** | **247.0** | **982.5** | **264.8** | **249.6** | **238.6** | **229.5** | **958.5** | **781.0** |

| *GAAP Financials* | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 | 2015 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Income | 108.7 | 108.7 | 28.8 | 26.9 | 29.8 | 23.2 | 60.0 | 28.2 | 24.7 | (14.3) | 21.4 | 81.8 | 96.4 |
| Operating Margin | 9.9% | 9.9% | 9.4% | 9.6% | 11.1% | 9.4% | 6.1% | 10.7% | 9.9% | -6.0% | 9.3% | 8.5% | 12.3% |
| Net Interest & Other Expense | (1.2) | (1.2) | (0.4) | (0.3) | (0.2) | (0.3) | (1.6) | (0.2) | (0.2) | (0.6) | (0.6) | (2.1) | (0.3) |
| Income Taxes | 20.1 | 20.1 | (7.0) | 8.5 | 10.0 | 8.6 | 30.7 | 15.3 | 12.6 | (4.8) | 7.7 | 24.1 | 34.9 |
| Net Income (Loss) | 87.3 | 87.3 | 35.4 | 18.2 | 19.6 | 14.2 | 27.7 | 12.7 | 11.9 | (10.1) | 13.1 | 55.6 | 61.2 |
| Fully Diluted Share Count | 29,949 | 29,949 | 29,635 | 29,940 | 30,114 | 30,106 | 30,444 | 30,258 | 30,355 | 30,451 | 30,625 | 31,040 | 31,072 |
| Two Class | (0.7) | (0.7) | (0.3) | (0.2) | (0.2) | (0.1) | (0.5) | (0.1) | (0.1) | (0.1) | (0.1) | (0.4) | (0.4) |
| Fully Diluted EPS | 2.89 | 2.89 | 1.18 | 0.60 | 0.64 | 0.47 | 0.90 | 0.42 | 0.39 | (0.33) | 0.43 | 1.78 | 1.96 |

| *Non GAAP Adjustments* | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 | 2015 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Operating Income | - | - | - | - | - | - | (42.4) | - | - | (42.4) | - | (24.3) | (0.9) |
| Net Interest & Other Expense | - | - | - | - | - | - | - | - | - | - | - | (0.4) | - |
| Income Taxes | - | - | - | - | - | - | (6.4) | 5.0 | 3.6 | (15.0) | - | (15.7) | (0.3) |
| Net Income (Loss) | - | - | - | - | - | - | (36.0) | (5.0) | (3.6) | (27.4) | - | (9.0) | (0.6) |
| Fully Diluted Share Count | 29,949 | 29,949 | 29,635 | 29,940 | 30,114 | 30,106 | 30,444 | 30,258 | 30,355 | 30,451 | 30,625 | 31,040 | 31,072 |
| Fully Diluted EPS | - | - | - | - | - | - | (1.18) | (0.16) | (0.12) | (0.90) | 0.00 | (0.29) | (0.02) |

| *Non GAAP Financials* | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 | 2015 | 2014 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Operating Income** | **108.7** | **108.7** | **28.8** | **26.9** | **29.8** | **23.2** | **102.4** | **28.2** | **24.7** | **28.1** | **21.4** | **106.1** | **97.3** |
| **Operating Margin** | **9.9%** | **9.9%** | **9.4%** | **9.6%** | **11.1%** | **9.4%** | **10.4%** | **10.7%** | **9.9%** | **11.8%** | **9.3%** | **11.1%** | **12.5%** |
| Net Interest & Other Expense | (1.2) | (1.2) | (0.4) | (0.3) | (0.2) | (0.3) | (1.6) | (0.2) | (0.2) | (0.6) | (0.6) | (1.7) | (0.3) |
| Income Taxes | 20.1 | 20.1 | (7.0) | 8.5 | 10.0 | 8.6 | 37.1 | 10.3 | 9.0 | 10.2 | 7.7 | 39.8 | 35.2 |
| **Net Income (Loss)** | **87.3** | **87.3** | **35.4** | **18.2** | **19.6** | **14.2** | **63.7** | **17.7** | **15.5** | **17.3** | **13.1** | **64.6** | **61.8** |
| Fully Diluted Share Count | 29,949 | 29,949 | 29,635 | 29,940 | 30,114 | 30,106 | 30,444 | 30,258 | 30,355 | 30,451 | 30,625 | 31,040 | 31,072 |
| Two class | (0.7) | (0.7) | (0.3) | (0.2) | (0.2) | (0.1) | (0.5) | (0.1) | (0.1) | (0.1) | (0.1) | (0.4) | (0.4) |
| **Fully Diluted EPS** | **2.89** | **2.89** | **1.18** | **0.60** | **0.64** | **0.47** | **2.08** | **0.58** | **0.51** | **0.57** | **0.43** | **2.07** | **1.98** |
| Operating Income | 108.7 | 108.7 | 28.8 | 26.9 | 29.8 | 23.2 | 102.4 | 28.2 | 24.7 | 28.1 | 21.4 | 106.1 | 97.3 |
| (+) Depreciation & Amortization | 41.1 | 41.1 | 10.5 | 10.3 | 10.2 | 10.0 | 38.2 | 9.8 | 9.4 | 9.3 | 9.7 | 37.1 | 31.1 |
| **EBITDA** | **149.7** | **149.7** | **39.3** | **37.2** | **40.0** | **33.2** | **140.6** | **38.0** | **34.1** | **37.4** | **31.1** | **143.2** | **128.4** |
| **EBITDA Margin** | **13.6%** | **13.6%** | **12.8%** | **13.3%** | **15.0%** | **13.5%** | **14.3%** | **14.4%** | **13.7%** | **15.7%** | **13.5%** | **14.9%** | **16.4%** |

Non GAAP Adjustments include CST acquisition costs (2014), Towne integration & deal costs (2015), technology related permanent tax deductions (2015), and impairment charge (2016)

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# Segment EBITDA Reconciliation

| Expedited LTL | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Operating Income | 88.1 | 88.1 | 23.5 | 23.2 | 23.0 | 18.4 | 83.5 | 20.5 | 21.0 | 24.9 | 17.1 |
| (+) Non GAAP Operating Income Adjustments | - | - | - | - | - | - | - | - | - | - | - |
| (+) Depreciation & Amortization | 20.2 | 20.2 | 5.1 | 5.0 | 5.0 | 5.1 | 21.9 | 5.6 | 5.5 | 5.3 | 5.5 |
| = **EBITDA** | **108.4** | **108.4** | **28.7** | **28.2** | **28.0** | **23.5** | **105.4** | **26.1** | **26.5** | **30.2** | **22.6** |

| Truckload Premium Services | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Operating Income | 4.2 | 4.2 | (0.5) | 1.1 | 1.9 | 1.7 | (35.4) | 1.3 | 2.0 | (40.3) | 1.6 |
| (+) Non GAAP Operating Income Adjustments | 0.0 | - | - | - | - | - | 42.4 | - | - | 42.4 | - |
| (+) Depreciation & Amortization | 5.9 | 5.9 | 1.5 | 1.4 | 1.5 | 1.5 | 6.4 | 1.5 | 1.5 | 1.7 | 1.7 |
| = **EBITDA** | **10.2** | **10.2** | **1.1** | **2.6** | **3.3** | **3.2** | **13.5** | **2.8** | **3.5** | **3.9** | **3.3** |

| Intermodal | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Operating Income | 12.7 | 12.7 | 3.5 | 3.5 | 3.1 | 2.6 | 11.0 | 2.8 | 3.0 | 2.8 | 2.4 |
| (+) Non GAAP Operating Income Adjustments | - | - | - | - | - | - | - | - | - | - | - |
| (+) Depreciation & Amortization | 5.8 | 5.8 | 1.6 | 1.7 | 1.5 | 1.1 | 3.9 | 1.1 | 1.0 | 0.9 | 0.9 |
| = **EBITDA** | **18.5** | **18.5** | **5.1** | **5.2** | **4.6** | **3.7** | **14.8** | **3.9** | **4.0** | **3.6** | **3.3** |

| Pool Distribution | LTM | 2017 | Q4 2017 | Q3 2017 | Q2 2017 | Q1 2017 | 2016 | Q4 2016 | Q3 2016 | Q2 2016 | Q1 2016 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP Operating Income | 6.4 | 6.4 | 2.7 | 0.7 | 1.6 | 1.4 | 3.6 | 3.8 | 0.1 | (0.4) | 0.1 |
| (+) Non GAAP Operating Income Adjustments | - | - | - | - | - | - | - | - | - | - | - |
| (+) Depreciation & Amortization | 6.6 | 6.6 | 1.6 | 1.6 | 1.6 | 1.8 | 6.0 | 1.5 | 1.5 | 1.5 | 1.5 |
| = **EBITDA** | **12.9** | **12.9** | **4.3** | **2.3** | **3.2** | **3.1** | **9.6** | **5.4** | **1.5** | **1.1** | **1.6** |

Non GAAP Adjustments include impairment charge

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Thank You For Your Time Investor Relations Contact: Mike Morris, CFO & Treasurer mmorris@forwardair.com (404) 362-8933